COMMITMENTS	9 Months Ended
Sep. 30, 2024
Notes and other explanatory information [abstract]
COMMITMENTS

11.	COMMITMENTS

a)	The Company has an office lease agreement with Jackpot. Under the agreement, the Company is entitled to have office space from Jackpot at a monthly rate of $1,000 plus applicable taxes. Furthermore, Jackpot or the Company may terminate this agreement by giving each other three months’ notice in writing.

b)	The Company has an office support services agreement with Jackpot which has been extended until September 30, 2024. Under the agreement, the Company is entitled to receive office support services from Jackpot at a monthly rate of $1,000 plus applicable taxes. Either Jackpot or the Company may terminate this agreement by giving each other three months’ notice in writing.

c)	In relation to the flow-through private placement completed during January 2021, the Company was committed to incur and renounce $20,000 in Canadian exploration expenditures by December 31, 2022. The Company was unable to incur the $20,000. The Company has agreed to indemnify the flow-through shareholder for certain costs incurred by the shareholder as a result of the Company not meeting its obligation to spend the flow-through share proceeds on qualifying Canadian exploration expenditures in compliance with the applicable tax rules and pursuant to the share subscription agreement. As at December 31, 2023 and September 30, 2024, the Company has included a provision for indemnification of the flow through shareholder for an amount of $10,000 in accounts payable.

d)	In relation to the flow-through private placement completed during July 2023, the Company is committed to incur and renounce $50,000 in Canadian exploration expenditures by December 31, 2024. As at December 31, 2023, the Company had incurred $44,991 and had renounced the $50,000 with the remaining $5,009 spent during January 2024.